Exhibit 10.20

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

DATED THIS 31ST DAY OF MARCH 2021

ALPS GLOBAL HOLDING BERHAD

AND

CELESTIALAB SDN BHD

LEASE AGREEMENT

(Relating to Patent Certificate of New Kind Applied (Science)

DUAL CHANNEL -LIPOSUCTION SYSTEM FOR COLLECTION AND

SEPARATION OF ADIPOSE TISSUE DERIVED PRIMARY STEM CELLS

LEASE AGREEMENT

THIS AGREEMENT is made the 31th day of March 2021 between

ALPS GLOBAL HOLDING BERHAD Company No. 1227032-V, a company Incorporated in Malaysia and having its registered office at Suite 02-07 & 02-08 Second Floor Menara See Hoy Chan, No. 374, Jalan Tun Razak 50400 Kuala Lumpur (hereinafter called “the ALPS “), and

CELESTIALAB SDN. BHD, Company No. 1257558-T, a company incorporated in Malaysia and having its registered office at Suite G-05, Ground Floor, Menara See Hoy Chan, No.374 Jalan Tun Razak, 50400 Kuala Lumpur (hereinafter called “the CELESTIALAB”).

WHEREAS:

The ALPS and the CELESTIALAB both agree that the CELESTIALAB shall lease from the ALPS on the Patent Certificate of New Kind Applied (Science).

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PATENT NO. :	[***]
DATE OF APPLICATION:	[***]
PATENTEE :	[***]

(Hereinafter called “the PATENT “), on the following terms:

LEASE TERM.

The term of this tenancy is for the fixed period of [***] commencing on the [***] and expiring on the [***] at the yearly rent of [***] only, which yearly rental is payable monthly in advance by the CELESTIALAB to the ALPS without any deduction at the rate of [***] only per month, the first of such monthly payments to be made on the day of [***] and thereafter on the 1st day of each succeeding month whether formally demanded or not.

LEASE INTEREST.

In addition and without prejudice to any other rights power or remedy of the ALPS herein if the rent, or other monies due to the ALPS shall at any time remain unpaid for seven (7) days after the same shall became due (whether any formal or legal demand therefore shall be made or not) then the CELESTIALAB shall pay to the ALPS interest thereon at the rate [***] for the 10 years calculated on rests and the CELESTIALAB shall be entitled to recover such interest as if such interest were rental in arrears.

Note: [***]

TERMINATION NOTICE.

The Lease Agreement will terminate on the ending date listed above unless either party requests to change the ending date and both parties agree. Request to shorten or extend the length of the lease must be made with 30 days’ notice.

AGREEMENT IS COMPLETE AND BINDING.

CELESTIALAB and ALPS’ preliminary negotiations between the Parties are merged into, and superseded by, the terms of the Lease.

(The remainder of this page is intentionally left blank)

IN WITNESS WHEREOF the ALPS has by its authorized signatory hereunto set his hands and the CELESTIALAB has hereunto affixed its seal the day and year first above written.

Signed by For and on behalf of ALPS GLOBAL HOLDING BERHAD	) ) )
(Company No. 1227032-V))		/s/ Prof. Dato’ Sri Dr. Tham Seng Kong
PROF. DATO’ SRI DR. THAM SENG KONG
In the presence of:		Director

/s/ Lisa Teoh @ Teoh Lee Eng
Name: Lisa Teoh @ Teoh Lee Eng
Designation:	Chief Operating Officer

Signed by For and on behalf of CELESTIALAB SDN. BHD. (Company No. 1257558-T)	) ) ) )	/s/ Datin Sri Chew Yoke Ling
DATIN SRI CHEW YOKE LING
In the presence of:		Director

/s/ Christine Elizabeth
Name: Christine Elizabeth
Designation:	Group Legal Affairs

Patent Certificate

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